UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

First Foundation Fixed Income Fund

First Foundation Total Return Fund

ANNUAL REPORT	SEPTEMBER 30, 2021

Investment Adviser: Brookmont Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

TABLE OF CONTENTS

Management’s Discussion and Analysis of Fund Performance	1

Schedules of Investments	7

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-838-0191 and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
FIXED INCOME FUND
SEPTEMBER 30, 2021
(Unaudited)

Performance Review

For the twelve-month period ended September 30, 2021, the First Foundation Fixed Income Fund (the “Fund”) returned 4.71% for Class A shares (without load) and 4.97% for Class Y shares. The Fund’s benchmark, the Bloomberg Capital US Aggregate Bond Index, returned -0.90% and the Fund’s Morningstar peer group, the Intermediate Core-Plus Bond Category, returned 3.48% over the same period.

The performance over the past twelve months was primarily driven by the Fund’s exposure to credit risk and underweight exposure to longer duration securities. To begin the year, the Fund had a duration of 5.3 years versus 6.2 years for the index which indicates the Fund is less sensitive to changes in interest rates. The Fund was more defensively positioned in short maturity credit. Since March 2021, the Fund has embraced a significantly increased exposure to corporate credit.

Manager’s Discussion

The globalization of interest rates over the past few years has become even more apparent in 2021. Coordinated central bank accommodation has been a global tool to ward off some of the economic difficulties associated with COVID and has resulted in greater policy convergence and increased rate volatility. Rhetoric from the Bank of England or the European Central Bank can affect the U.S. economy and even force a Fed response. That has been particularly prevalent over the last five months as central banks look to chart their paths to less accommodative policies and reduce the impact of increasing inflation.

Market participants who believed that inflation would be “short-lived” and that global central banks’ reversal of monetary accommodation would be slow were caught off guard this past June when the Fed acknowledged that “transitory” might not be as short-term as initially anticipated. It has led to participants pricing in rate hikes earlier than originally expected.

Over the past few months, there has also been a competing notion. The notion that the Fed is behind the curve, resulting in an eventual policy mistake. A policy mistake would mean that the Fed would need to eventually invoke a rate hike by a larger magnitude than current market expectations at the expense of economic growth, thus impacting longer-term yields. This has resulted in a flattening of the yield curve despite rising inflation expectations.

Given the current economic backdrop, we do not believe the Fed is making a policy error. We continue to believe it advantageous to have less exposure to duration and more credit exposure to generate risk-adjusted returns. However, with credit spreads historically tight, we have been rotating into higher carry instruments while maintaining similar credit quality where possible. We will remain flexible and focused on generating prudent risk-adjusted returns while seeking to take advantage of future opportunities as they arise.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
FIXED INCOME FUND
SEPTEMBER 30, 2021
(Unaudited)

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2021*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
First Foundation Fixed Income Fund, Class A Shares (with load)**	0.26%	3.41%	2.54%	2.77%	4.43%
First Foundation Fixed Income Fund, Class A Shares (without load)**	4.71%	4.91%	3.43%	3.22%	4.60%
First Foundation Fixed Income Fund, Class Y Shares	4.97%	5.18%	3.69%	3.48%	4.86%
Bloomberg Capital U.S. Aggregate Bond Index	-0.90%	5.36%	2.94%	3.01%	5.09%

Growth of a $10,000 Investment

*	Inception date of the Fund is November 29, 1993.
**	Refers to the individual maximum sales charge of 4.25%.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
FIXED INCOME FUND
SEPTEMBER 30, 2021
(Unaudited)

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
TOTAL RETURN FUND
SEPTEMBER 30, 2021
(Unaudited)

Performance Review

For the twelve-month period ended September 30, 2021, the First Foundation Total Return Fund (the “Fund”) returned 34.09% for Class A shares (without load), and 34.42% for Class Y shares. The Fund’s benchmarks, the Bloomberg Capital U.S. Aggregate Bond Index and the S&P 500 Index, returned -0.90% and 30.00%, respectively, over the same period.

Manager’s Discussion

The Fund seeks to maximize total return by investing primarily in a combination of U.S. and International equity and debt securities. We utilize an active approach to asset allocation and hold concentrated positions. Our valuation discipline across asset classes and independent insights ensures that each investment candidate is evaluated from varying perspectives and ideas compete for capital.

During a swift recovery in the last twelve months ending September 30, global market optimism has boomed. The highly correlated markets that were witnessed during the Covid lockdowns have begun to unwind as the market has become more discerning in its evaluation of the listed businesses.

With the investment markets less tightly correlated, our one year performance nearly doubled the return of the Morningstar Moderate Index we use to evaluate ourselves. Our 3 year performance also led that index while our 5 year lagged narrowly. Not owning many of the leading index high flying names in the Nasdaq and government bonds has made our off the run approach something of a differentiator and we hope that as the market darlings eventually stall, it can lead to outsized performance against the many lenses we use to evaluate our moderate approach.

The Fund has not made any significant changes over the past year except to increase our weightings in “ballast” companies that are lower beta than the average equity and an expansion into a few more investible real asset equities. Our large position in low duration bonds has proved fruitful during our management tenure as it has preserved our ability to dynamically allocate capital.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2021*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
First Foundation Total Return Fund, Class A Shares (with load)**	26.38%	8.44%	7.63%	8.00%	6.94%
First Foundation Total Return Fund, Class A Shares (without load)**	34.09%	10.61%	8.91%	8.64%	7.17%
First Foundation Total Return Fund, Class Y Shares	34.42%	10.89%	9.17%	8.91%	7.37%
S&P 500 Index	30.00%	15.99%	16.90%	16.63%	10.47%
Bloomberg Capital U.S. Aggregate Bond Index	-0.90%	5.36%	2.94%	3.01%	5.16%

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
TOTAL RETURN FUND
SEPTEMBER 30, 2021
(Unaudited)

Growth of a $10,000 Investment

*	Inception date of the Fund is February 22, 1993.
**	Refers to the individual maximum sales charge of 5.75%.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
TOTAL RETURN FUND
SEPTEMBER 30, 2021
(Unaudited)

Definition of the Comparative Index

Bloomberg Capital U.S. Aggregate Bond Index is a market capitalization-weighted index that measures the performance of high-quality, fixed- income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage- backed markets.

S&P 500 Index is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

	Principal Amount ($)	Value ($)
Corporate Obligations — 52.4%
COMMUNICATION SERVICES — 1.7%
Netflix
4.88%, 04/15/28	750,000	864,375
4.88%, 06/15/30 (a)	750,000	883,125
T-Mobile USA
2.25%, 11/15/31	500,000	490,299
Twitter
3.88%, 12/15/27 (a)	1,000,000	1,067,500
Warner Media
5.35%, 12/15/43	168,000	199,711

		3,505,010

CONSUMER DISCRETIONARY — 6.1%
Ford Motor Credit
VAR ICE LIBOR USD 3 Month+1.080%, 1.20%, 08/03/22	750,000	747,765
3.38%, 11/13/25	750,000	770,625
Las Vegas Sands
3.20%, 08/08/24	1,500,000	1,540,123
3.90%, 08/08/29	4,410,000	4,495,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Corporate Obligations — continued
Marriott International
3.50%, 10/15/32	1,000,000	1,062,444
4.00%, 04/15/28	3,250,000	3,570,109

		12,186,245

ENERGY — 1.6%
BP Capital Markets
VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.398%, 4.88% (b)	1,725,000	1,896,224
Energy Transfer Operating 6.50%, 02/01/42	259,000	336,499
Plains All American Pipeline VAR ICE LIBOR USD 3 Month+4.110%, 6.13% (b)	1,000,000	905,000

		3,137,723

FINANCIALS — 15.4%
Arbor Realty Trust 4.50%, 03/15/27	1,750,000	1,731,644
Athene Holding 3.50%, 01/15/31	2,000,000	2,141,395
Bank of America
VAR ICE LIBOR USD 3 Month+3.898%, 6.10% (b)	1,750,000	1,951,477
VAR ICE LIBOR USD 3 Month+4.553%, 6.30% (b)	500,000	580,000
Bank of New York Mellon
VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.358%, 4.70% (b)	1,000,000	1,097,500
Charles Schwab
VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%, 5.38% (b)	1,400,000	1,555,750
Citizens Financial Group
VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.313%, 5.65% (b)	925,000	1,039,515
Everest Reinsurance Holdings
VAR ICE LIBOR USD 3 Month+2.385%, 2.51%, 05/15/37	1,500,000	1,429,006
First Horizon Bank
5.75%, 05/01/30	1,000,000	1,221,629
Genworth Holdings
4.80%, 02/15/24	103,000	105,060
Independent Bank Group
VAR ICE LIBOR USD 3 Month+2.830%, 5.00%, 12/31/27	500,000	509,450

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Corporate Obligations — continued
JPMorgan Chase & Co
VAR ICE LIBOR USD 3 Month+3.470%, 3.60% (b)	245,000	246,341
VAR ICE LIBOR USD 3 Month+3.780%, 6.75% (b)	3,000,000	3,292,500
NTC Capital II
VAR ICE LIBOR USD 3 Month+0.590%, 0.72%, 04/15/27	850,000	849,956
Oaktree Specialty Lending
2.70%, 01/15/27	400,000	401,270
3.50%, 02/25/25	2,750,000	2,880,518
People’s United Bank
4.00%, 07/15/24	250,000	266,966
Prudential Financial, Inc.
VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43	895,000	952,574
Rocket Mortgage
2.88%, 10/15/26 (a)	2,000,000	1,954,400
State Street
VAR ICE LIBOR USD 3 Month+1.000%, 1.12%, 06/15/47	750,000	668,518
Truist Financial
VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.605%, 4.95% (b)	1,650,000	1,802,328
VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.349%, 5.10% (b)	2,000,000	2,299,000
UBS AG
5.13%, 05/15/24	500,000	546,320
United Wholesale Mortgage
5.50%, 04/15/29 (a)	500,000	485,452
Wells Fargo
VAR ICE LIBOR USD 3 Month+0.500%, 0.63%, 01/15/27	795,000	772,247

		30,780,816

HEALTHCARE — 0.1%
CVS Pass-Through Trust
6.04%, 12/10/28	47,681	55,643
Endo Finance
5.38%, 01/15/23 (a)	187,000	136,510

		192,153

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Corporate Obligations — continued
INDUSTRIALS — 9.2%
BNSF Funding Trust I
VAR ICE LIBOR USD 3 Month+2.350%, 6.61%, 12/15/55	1,554,000	1,771,560
Boeing
2.20%, 02/04/26	1,500,000	1,511,058
3.25%, 03/01/28 to 02/01/35 (c)	2,125,000	2,194,877
3.45%, 11/01/28	2,150,000	2,283,577
3.60%, 05/01/34	750,000	783,691
3.63%, 02/01/31	1,000,000	1,070,509
General Electric Co MTN
VAR ICE LIBOR USD 3 Month+0.300%, 0.43%, 05/13/24	750,000	746,077
VAR ICE LIBOR USD 3 Month+3.330%, 3.45% (b)	1,495,000	1,463,231
Southwest Airlines
2.63%, 02/10/30	1,000,000	1,014,358
7.38%, 03/01/27	3,100,000	3,900,443
Uber Technologies
4.50%, 08/15/29 (a)	1,000,000	1,006,875
6.25%, 01/15/28 (a)	500,000	536,245

		18,282,501

INFORMATION TECHNOLOGY — 2.0%
Crowdstrike Holdings
3.00%, 02/15/29	2,000,000	1,993,300
Fidelity National Information Services
2.25%, 03/01/31	2,000,000	1,985,187

		3,978,487

MATERIALS — 2.1%
Ball
2.88%, 08/15/30	2,250,000	2,183,906
4.88%, 03/15/26	1,750,000	1,929,375

		4,113,281

REAL ESTATE — 5.5%
Brookfield Property
5.75%, 05/15/26 (a)	250,000	259,687
Federal Realty Investment Trust
3.50%, 06/01/30	2,500,000	2,712,287
National Retail Properties
4.30%, 10/15/28	900,000	1,016,953
Phillips Edison Grocery Center Operating Partnership I
2.63%, 11/15/31	1,000,000	988,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Corporate Obligations — continued
Regency Centers
2.95%, 09/15/29	750,000	786,826
Retail Opportunity Investments Partnership
4.00%, 12/15/24	850,000	908,049
Rexford Industrial Realty
2.13%, 12/01/30	1,500,000	1,453,071
VEREIT Operating Partnership
3.10%, 12/15/29	2,500,000	2,661,019
3.95%, 08/15/27	100,000	112,093

		10,898,735

UTILITIES — 8.7%
Duke Energy
VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.388%, 4.88% (b)	1,500,000	1,603,125
Edison International
4.13%, 03/15/28	2,550,000	2,718,684
VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.698%, 5.38% (b)	2,125,000	2,197,356
Pacific Gas and Electric
2.50%, 02/01/31	4,250,000	4,045,052
3.50%, 08/01/50	3,000,000	2,728,306
4.95%, 07/01/50	1,500,000	1,595,805
PacifiCorp
6.25%, 10/15/37	42,000	59,293
Southern California Edison
3.90%, 12/01/41	15,000	15,375
WEC Energy Group, Inc.
VAR ICE LIBOR USD 3 Month+2.113%, 2.24%, 05/15/67	2,560,000	2,410,368

		17,373,364

Total Corporate Obligations
(Cost $101,783,988)		104,448,315

Mortgage-Backed Securities — 19.0%
AGENCY MORTGAGE-BACKED SECURITIES — 18.2%
FHLMC
4.00%, 05/01/44	516,132	571,564
5.00%, 06/01/41	88,764	101,240
FHLMC Multifamily Structured Pass-Through Certificates, Series K735, Class AM
2.46%, 05/25/26	2,000,000	2,110,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Mortgage-Backed Securities — continued
FNMA, Series 2010-16, Class PA
4.50%, 02/25/40	37,785	40,484
FNMA, Series 2016-104, Class QA
3.00%, 11/25/43	429,798	437,479
FNMA, Series 2019-M12, Class A2
2.89%, 06/25/29 (d)	1,500,000	1,629,360
FNMA
3.00%, 02/01/43 to 06/01/43 (c)	2,020,965	2,172,543
3.50%, 11/01/42 to 02/01/43 (c)	885,495	973,159
4.00%, 01/01/41 to 03/01/44 (c)	674,054	742,061
4.50%, 10/01/39 to 04/01/41 (c)	918,353	1,025,686
5.00%, 06/01/41	115,264	131,173
FRESB Mortgage Trust, Series 2018-SB53, Class A10F
3.66%, 06/25/28 (d)	1,782,717	1,922,524
FRESB Mortgage Trust, Series 2019-SB63, Class A10H
2.89%, 03/25/39 (d)	786,790	800,624
FRESB Mortgage Trust, Series 2018-SB52, Class A10F
3.48%, 06/25/28 (d)	2,276,993	2,424,687
FRESB Mortgage Trust, Series 2017-SB42, Class A10F
2.96%, 10/25/27 (d)	1,164,196	1,201,612
FRESB Mortgage Trust, Series 2019-SB60, Class A10F
3.31%, 01/25/29 (d)	1,610,418	1,700,835
FRESB Mortgage Trust, Series 2019-SB62, Class A10F
3.07%, 03/25/29 (d)	1,756,931	1,829,693
GNMA
3.50%, 05/20/43	597,181	645,570
4.00%, 01/20/41 to 04/20/43 (c)	580,356	636,146
GNMA, Series 2018-129, Class AG
3.10%, 05/16/59	442,642	445,992
GNMA, Series 2012-83, Class AK
3.28%, 12/16/53 (d)	1,095,734	1,149,134
GNMA, Series 2017-69, Class AS
2.75%, 02/16/58	1,171,919	1,209,667
GNMA, Series 2019-2, Class AE
3.25%, 03/16/59	1,072,444	1,116,689
GNMA, Series 2018-156, Class AD
3.25%, 08/16/59 (d)	775,477	811,590
GNMA, Series 2020-3, Class AH
2.50%, 02/16/62	1,203,249	1,232,086
GNMA, Series 2012-100, Class BA
2.60%, 08/16/52 (d)	2,500,000	2,556,283
GNMA, Series 2018-123, Class AH
3.25%, 09/16/52	145,359	146,989

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Mortgage-Backed Securities — continued
GNMA, Series 2018-3, Class AG
2.50%, 10/16/58	267,062	273,873
GNMA, Series 2017-24, Class A
2.25%, 09/16/44	283,197	287,774
GNMA, Series 2019-55, Class AH
3.15%, 03/16/61 (d)	915,699	959,829
GNMA, Series 2017-70, Class AE
2.60%, 10/16/58	886,155	912,116
GNMA, Series 2017-46, Class A
2.50%, 11/16/57	517,734	530,866
GNMA, Series 2017-106, Class AC
2.60%, 04/16/51	624,950	643,424
GNMA, Series 2020-8, Class AH
2.55%, 01/16/62	1,770,437	1,816,897
GNMA, Series 2018-68, Class B
3.00%, 02/16/59 (d)	1,000,000	1,035,277

		36,225,126

NON-AGENCY MORTGAGE-BACKED SECURITIES — 0.8%
Commercial Mortgage Trust, Series 2014-CR14, Class AM
4.53%, 02/10/47 (d)	120,000	128,626
Commercial Mortgage Trust, Series 2013-LC13, Class AM
4.56%, 08/10/46 (a)(d)	100,000	106,282
GS Mortgage Securities Trust, Series 2014-GC20, Class AS
4.26%, 04/10/47	105,000	111,308
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C
5.05%, 01/15/47 (d)	153,000	161,818
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class C
4.96%, 02/15/47 (d)	100,000	95,885
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class AS
4.22%, 07/15/46 (d)	210,000	219,007
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class C
4.22%, 07/15/46 (d)	191,000	170,024
Morgan Stanley Capital I Trust, Series 2012-C4, Class B
5.21%, 03/15/45 (a)(d)	100,000	100,594
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS
4.35%, 03/15/47 (d)	263,000	280,212

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)/Shares	Value ($)
Mortgage-Backed Securities — continued
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class AS
4.26%, 12/15/46	115,000	121,784
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class B
4.72%, 03/15/47 (d)	140,000	147,906

		1,643,446

Total Mortgage-Backed Securities
(Cost $36,211,033)		37,868,572

Preferred Stock — 8.2%
COMMUNICATION SERVICES — 2.4%
Qwest Corp. 6.50%, 09/01/2056	62,302	1,598,046
Qwest Corp. 6.75%, 06/15/2057	46,405	1,229,269
Telephone and Data Systems 6.00%(b)	80,000	2,020,000

		4,847,315

ENERGY — 1.6%
Enbridge 6.38%, 04/15/2078 (d)	27,709	734,843
Energy Transfer 7.38%(d)	32,862	824,508
Energy Transfer 7.60%(d)	13,800	349,968
Energy Transfer Operating 7.63%(b)	53,750	1,346,437

		3,255,756

FINANCIALS — 1.6%
Arbor Realty Trust 6.38%(b)	34,000	867,000
Athene Holding 6.38%(b)(d)	5,929	168,206
B. Riley Financial 6.88%, 09/30/2023	10,996	283,587
B. Riley Financial 6.00%, 01/31/2028	40,000	1,034,800
B. Riley Financial 6.75%, 05/31/2024	8,892	230,836
GMAC Capital Trust I 5.91%, 02/15/2040 (d)	923	23,296
RiverNorth DoubleLine Strategic Opportunity Fund I 4.38%(b)	21,000	525,630

		3,133,355

REAL ESTATE — 1.3%
Brookfield Property Partners 6.50%(b)	20,600	520,150
CTO Realty Growth, REIT 6.38%(b)	80,000	2,053,600

		2,573,750

UTILITIES — 1.3%
SCE Trust III 5.75%(b)(d)	61,167	1,575,662
SCE Trust V 5.45%(b)(d)	8,785	222,260

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Shares/ Principal Amount ($)	Value ($)
Preferred Stock — continued
SCE Trust VI 5.00%(b)	12,348	304,131
Southern 4.95%, 01/30/2080	18,239	482,422

		2,584,475

Total Preferred Stock
(Cost $15,302,867)		16,394,651

Registered Investment Companies — 5.3%
Ares Dynamic Credit Allocation Fund	19,757	319,866
DoubleLine Income Solutions Fund	147,982	2,628,160
DoubleLine Opportunistic Credit Fund	33,295	656,577
PGIM High Yield Bond Fund	55,500	901,320
PIMCO Dynamic Credit and Mortgage Income Fund	73,957	1,562,712
PIMCO Dynamic Income Opportunities Fund	120,914	2,536,776
RiverNorth DoubleLine Strategic Opportunity Fund	136,507	1,988,907

Total Registered Investment Companies
(Cost $9,836,802)		10,594,318

Municipal Bonds — 3.3%
CALIFORNIA — 0.5%
California State GO
0.86%, 04/01/47	200,000	200,081
San Francisco City & County Redevelopment Financing Authority TA
8.26%, 08/01/29	300,000	408,992
Stanton Redevelopment Agency TA
8.63%, 12/01/25	470,000	476,302

		1,085,375

KENTUCKY — 0.4%
Clark County School District Finance Corp RB
Insured: ST INTERCEPT
5.20%, 06/01/26	750,000	752,734

MARYLAND — 0.2%
Maryland Economic Development RB
3.70%, 06/01/25	500,000	523,261

MICHIGAN — 0.7%
Belding Area Schools GO
Insured: Q-SBLF
6.50%, 05/01/25	750,000	753,143

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Municipal Bonds — continued
Comstock Park Public Schools GO
Insured: Q-SBLF
6.30%, 05/01/26	635,000	637,469

		1,390,612

NEW YORK — 0.6%
New York & New Jersey Port Authority RB
4.46%, 10/01/62	320,000	430,876
New York State Dormitory Authority RB
5.00%, 01/01/24	720,000	771,756

		1,202,632

NORTH DAKOTA — 0.5%
Kindred Public School District No. 2
GO 6.00%, 08/01/27	750,000	943,916

WASHINGTON — 0.4%
Washington Higher Education Facilities Authority RB
4.27%, 10/01/22	750,000	763,725

Total Municipal Bonds (Cost $6,269,759)		6,662,255

U.S. Treasury Obligations — 2.7%
U.S. Treasury Bonds
1.13%, 5/15/2040 to 8/15/2040 (c)	4,500,000	3,878,145
1.25%, 5/15/2050	500,000	409,043
2.25%, 8/15/2046	1,000,000	1,032,773

Total U.S. Treasury Obligations (Cost $5,772,930)		5,319,961

Asset-Backed Securities — 2.2%
SBA Small Business Investment Company, Series 2018-10B, Class 1
3.55%, 9/10/2028	1,555,942	1,669,890
SBA Small Business Investment Company, Series 2018-10A, Class 1
3.19%, 3/10/2028	1,368,208	1,454,662
Small Business Administration, Series 2018-20H, Class 1
3.58%, 8/1/2038	1,085,629	1,180,473

Total Asset-Backed Securities (Cost $4,053,172)		4,305,025

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

	Principal Amount ($)/Shares/ Number of Rights	Value ($)

Common Stock — 0.5%
ENERGY — 0.0%
Unit Corp	2,430	74,115

FINANCIALS — 0.1%
Oaktree Specialty Lending Corp.	20,001	141,205

REAL ESTATE — 0.4%
CIM Commercial Trust, REIT	35,738	323,786
VEREIT, REIT	10,303	466,005

		789,791

Total Common Stock (Cost $702,146)		1,005,111

U.S. Government Agency Obligation — 0.5%

FHLMC MTN
2.00%, 10/29/2040	1,000,000	958,819

Total U.S. Government Agency Obligations (Cost $989,853)		958,819

Rights — 0.0%
RiverNorth, Expires 10/08/2021 (e)	121,440	619

Total Rights (Cost $–)		619

Total Investments - 94.1%		187,557,646

(Cost $180,922,550)
Other Assets & Liabilities, Net - 5.9%		11,813,912

Net Assets - 100.0%		199,371,558

(a)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2021, these securities amounted to $6,536,670 or 3.3% of Net Assets of the Fund.

(b)	Perpetual security with no stated maturity date.
(c)	Securities are grouped by coupon and represent a range of maturities.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(e)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND
SEPTEMBER 30, 2021

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FRESB — Freddie Mac Small Balance Mortgage Trust

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

REIT — Real Estate Investment Trust

RB — Revenue Bond

TA — Tax Allocation

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$104,448,315	$—	$104,448,315
Mortgage-Backed Securities	—	37,868,572	—	37,868,572
Preferred Stock	16,394,651	—	—	16,394,651
Registered Investment Companies	10,594,318	—	—	10,594,318
Municipal Bonds	—	6,662,255	—	6,662,255
U.S. Treasury Obligations	5,319,961	—	—	5,319,961
Asset-Backed Securities	—	4,305,025	—	4,305,025
Common Stock	1,005,111	—	—	1,005,111
U.S. Government Agency Obligation	—	958,819	—	958,819
Rights	619	—	—	619

Total Investments in Securities	$33,314,660	$154,242,986	$—	$187,557,646

Amounts designated as “—” are $0 or have been rounded to $0.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND
SEPTEMBER 30, 2021

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

	Shares	Value ($)
Common Stock — 40.5%
COMMUNICATION SERVICES — 11.3%
Alphabet, Inc., Class A(a)	581	1,553,315
Alphabet, Inc., Class C(a)	318	847,568
Discovery(a)	91,500	2,322,270
Liberty Broadband, Class C(a)	1	97
Liberty Media Corp.-Liberty Formula One, Class A(a)	74,136	3,488,099
Lumen Technologies	138,000	1,709,820

		9,921,169

CONSUMER DISCRETIONARY — 2.9%
Amazon.com, Inc.(a)	710	2,332,378
Lincoln Educational Services(a)	9,745	65,194
Tandy Leather Factory(a)	40,370	203,869

		2,601,441

CONSUMER STAPLES — 3.4%
Altria Group	47,200	2,148,544
Philip Morris International, Inc.	8,970	850,266

		2,998,810

FINANCIALS — 5.4%
Aon, Class A	2,955	844,450
Berkshire Hathaway, Inc., Class B(a)	5,055	1,379,712
BrightSpire Capital, Class A	93,360	876,651
Charles Schwab	10,200	742,968

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND
SEPTEMBER 30, 2021

	Shares	Value ($)
Common Stock — continued
FINANCIALS (continued)
JPMorgan Chase	5,500	900,295

		4,744,076

HEALTHCARE — 2.6%
Medtronic	6,800	852,380
Regeneron Pharmaceuticals(a)	2,345	1,419,147

		2,271,527

INDUSTRIALS — 8.4%
General Electric	4,250	437,878
Vidler Water Resources(a)	611,721	6,961,385

		7,399,263

MATERIALS — 3.3%
Compass Minerals International, Inc.	15,515	999,166
Keweenaw Land Association Ltd.(a)	24,055	1,894,331

		2,893,497

REAL ESTATE — 3.2%
CIM Commercial Trust, REIT	80,000	724,800
CTO Realty Growth, REIT	20,584	1,106,596
DigitalBridge Group, REIT(a)	62,450	376,573
Equity LifeStyle Properties, REIT	4,755	371,366
VEREIT, REIT	5,345	241,754

		2,821,089

Total Common Stock
(Cost $29,691,163)		35,650,872

Foreign Common Stock — 31.8%
CANADA — 5.6%
Altius Minerals	36,000	442,452
Brookfield Asset Management Reinsurance Partners, Class A	272	15,084
Brookfield Asset Management, Inc., Class A	39,368	2,106,582
PrairieSky Royalty Ltd.	220,400	2,350,400

		4,914,518

FRANCE — 12.8%
Bollore SA	1,239,539	7,190,001
Cie de L’Odet	402	559,077
Cie du Cambodge	1	8,113
Financiere Moncey	1	8,924
Societe Industrielle et Financiere de l’Artois	1	7,012
Vivendi SA	159,710	2,018,471

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND
SEPTEMBER 30, 2021

	Shares	Value ($)
Foreign Common Stock — continued
FRANCE (continued)
Vivendi SA ADR	42,025	1,501,973

		11,293,571

IRELAND — 0.5%
AerCap Holdings (a)	8,000	462,480

ITALY — 3.3%
EXOR	33,900	2,864,910

JAPAN — 3.8%
Nintendo	1,000	486,758
Nintendo Co, Ltd. ADR	5,250	311,062
Sony Group ADR	23,000	2,543,340

		3,341,160

MEXICO — 3.8%
Becle	1,558,714	3,380,773

NETHERLANDS — 1.7%
Universal Music Group (a)	54,310	1,454,918

UNITED KINGDOM — 0.3%
British American Tobacco ADR	6,910	243,785

Total Foreign Common Stock
(Cost $24,920,780)		27,956,115

Preferred Stock — 6.9%
COMMUNICATION SERVICES — 1.5%
Liberty Broadband 7.00%(b)	10,000	278,500
Telephone and Data Systems 6.00%(b)	40,000	1,010,000

		1,288,500

ENERGY — 0.3%
Energy Transfer 7.38%(b) (g)	9,850	247,136

FINANCIALS — 2.8%
Bank of America 7.25%(a) (b)	635	915,937
Gabelli Dividend & Income Trust 5.25%(b)	5,000	128,200
JPMorgan Chase 5.75%(b)	10,000	273,100
PNC Financial Services Group 6.13%(b) (g)	20,000	519,600
RiverNorth DoubleLine Strategic Opportunity Fund I 4.38%(b)	4,000	100,120
US Bancorp 6.50%(b) (g)	19,275	490,163
Wells Fargo 5.85%(b) (g)	3,200	87,520

		2,514,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND
SEPTEMBER 30, 2021

	Shares/ Principal Amount ($)	Value ($)
Preferred Stock — continued
REAL ESTATE — 1.9%
CTO Realty Growth, REIT 6.38%(b)	60,000	1,540,200
Equity Commonwealth, REIT 6.50%(b)	5,000	155,450
Rexford Industrial Realty, REIT 5.88%(b)	900	23,571

		1,719,221

UTILITIES — 0.4%
Duke Energy 5.63%, 09/15/2078	8,317	222,729
NextEra Energy Capital Holdings 5.65%, 03/01/2079	3,200	89,344
Southern 5.25%, 12/01/2077	1,332	34,899

		346,972

Total Preferred Stock
(Cost $5,837,057)		6,116,469

Special Purpose Acquisition Companies — 5.0%
Khosla Ventures Acquisition, Class A (a)	22,000	217,140
KKR Acquisition Holdings I (a)	22,500	224,550
Liberty Media Acquisition (a)	80,000	806,400
Liberty Media Acquisition Unit (a)	105,500	1,089,815
Oaktree Acquisition II, Class A (a)	21,500	210,700
Pershing Square Tontine Holdings, Class A (a)	93,000	1,832,100

Total Special Purpose Acquisition Companies
(Cost $4,538,053)		4,380,705

Registered Investment Companies — 2.6%
DoubleLine Opportunistic Credit Fund	26,409	520,786
iShares 20+ Year Treasury Bond ETF	2,700	389,664
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	3,750	546,075
SPDR Gold Shares	1,900	312,018
TCW Strategic Income Fund	85,199	489,042

Total Registered Investment Companies
(Cost $2,210,312)		2,257,585

Corporate Obligations — 1.7%
COMMUNICATION SERVICES — 0.0%
iHeartCommunications, Inc. 6.38%, 05/01/26	545	575
8.38%, 05/01/27	12,132	12,966

		13,541

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND
SEPTEMBER 30, 2021

	Principal Amount ($)	Value ($)
Corporate Obligations — continued
ENERGY — 0.0%
Kinder Morgan, Inc. 5.63%, 11/15/23 (c)	42,000	45,720

FINANCIALS — 1.4%
Bank of America
VAR ICE LIBOR USD 3 Month+4.174%, 6.50% (b)	340,000	380,460
Charles Schwab
VAR ICE LIBOR USD 3 Month+4.820%, 7.00% (b)	100,000	101,750
JPMorgan Chase & Co
VAR ICE LIBOR USD 3 Month+3.470%, 3.60% (b)	181,000	181,991
Prudential Financial, Inc.
VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43	500,000	532,164

		1,196,365

UTILITIES — 0.3%
WEC Energy Group, Inc.
VAR ICE LIBOR USD 3 Month+2.113%, 2.24%, 05/15/67	250,000	235,387

Total Corporate Obligations
(Cost $1,520,958)		1,491,013

Mortgage-Backed Securities — 1.0%
AGENCY MORTGAGE-BACKED SECURITIES — 0.9%
FHLMC 5.00%, 06/01/41	28,069	32,014
FNMA 3.00%, 02/01/43 to 06/01/43 (d)	261,572	281,125
3.50%, 11/01/42 to 02/01/43 (d)	119,806	131,602
4.00%, 02/01/44	33,003	36,327
4.50%, 02/01/40 to 01/01/41 (d)	66,599	74,392
5.00%, 06/01/41	36,449	41,480
FNMA, Series 2012-93, Class SW 6.01%, 09/25/42 (e) (g)	22,830	4,282
FNMA, Series 2004-354, Class 1 0.00%, 12/25/34 (f)	2,136	2,093
GNMA 3.00%, 04/20/43 to 06/20/43 (d)	51,284	54,326
3.50%, 05/20/43	53,203	57,514
4.00%, 01/20/41 to 04/20/43 (d)	60,700	66,529
4.50%, 05/20/40 to 03/20/41 (d)	20,725	22,991

		804,675

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND
SEPTEMBER 30, 2021

	Principal Amount ($)/Number of Warrants	Value ($)
Mortgage-Backed Securities — continued
NON-AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C 5.05%, 01/15/47 (g)	60,000	63,458
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS 4.35%, 03/15/47 (g)	40,000	42,618

		106,076

Total Mortgage-Backed Securities
(Cost $874,476)		910,751

Asset-Backed Security — 0.0%
Bear Stearns Asset-Backed Securities Trust, Series 2003-ABF1, Class A VAR ICE LIBOR USD 1 Month+0.740%, 0.83%, 1/25/2034	1	1

Total Asset-Backed Securities
(Cost $1)		1

Warrants — 0.0%
Pershing Square Tontine Holdings, Expires 07/24/2025(a)	1	1

Total Warrants (Cost $3)		1

Total Investments - 89.5%		78,763,512

(Cost $69,592,803)
Other Assets & Liabilities, Net - 10.5%		9,197,704

Net Assets - 100.0%		87,961,216

(a)	Non-income producing security.
(b)	Perpetual security with no stated maturity date.
(c)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2021, these securities amounted to $45,720 or 0.1% of Net Assets of the Fund.

(d)	Securities are grouped by coupon and represent a range of maturities.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND
SEPTEMBER 30, 2021

(e)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the IO holding.

(f)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the PO holder.

(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ltd. — Limited

REIT — Real Estate Investment Trust

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$33,756,541	$1,894,331	$—	$35,650,872
Foreign Common Stock	27,956,115	—	—	27,956,115
Preferred Stock	6,116,469	—	—	6,116,469
Special Purpose Acquisition Companies	4,380,705	—	—	4,380,705
Registered Investment Companies	2,257,585	—	—	2,257,585
Corporate Obligations	—	1,491,013	—	1,491,013
Mortgage-Backed Securities	—	910,751	—	910,751
Asset-Backed Security	—	1	—	1
Warrants	—	1	—	1

Total Investments in Securities	$74,467,415	$4,296,097	$—	$78,763,512

Amounts designated as “—” are $0 or have been rounded to $0.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	First Foundation Fixed Income Fund	First Foundation Total Return Fund
Assets
Investments, at value (Cost $180,922,550 and $69,592,803)	$187,557,646	$78,763,512
Cash equivalents (Note 2)	14,329,332	9,754,534
Deferred reorganization fees (Note 2)	57,529	57,529
Foreign tax reclaim receivable	8,013	76,301
Receivable for:
Investments sold	1,335,296	1,124,137
Dividends and interest	1,022,861	141,215
Fund shares sold	126,146	447,168
Prepaid expenses and other assets	19,362	16,364

Total assets	204,456,185	90,380,760

Liabilities:
Payable for:
Investments purchased	4,623,300	2,058,684
Fund shares redeemed	250,647	156
Investment advisory fees payable	49,085	36,722
Distribution and shareholder servicing fees	32,150	9,756
Income distribution payable	21,869	–
Payable due to administrator	19,198	8,617
Trustees fees	5,457	2,430
CCO fees payable	1,928	858
Foreign currency payable, at value (Proceeds $- and $262,618)	—	263,593
Accrued expenses and other liabilities	80,993	38,728

Total liabilities	5,084,627	2,419,544

Net Assets	$199,371,558	$87,961,216

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	First Foundation Fixed Income Fund	First Foundation Total Return Fund
Net Assets Consist of:
Paid-in capital	$192,818,855	$63,986,658
Total distributable earnings	6,552,703	23,974,558

Net Assets	$199,371,558	$87,961,216

Class A:
Net assets	$75,143,450	$40,394,860
Shares outstanding (no par value; unlimited shares authorized)	5,632,550	1,324,237
Net asset value per share(a)(b)	$13.34	$30.50

Maximum offering price per share(c)	$13.93	$32.36

Class Y:
Net assets	$124,228,108	$47,566,356
Shares outstanding (no par value; unlimited shares authorized)	9,319,307	1,532,305
Net asset value, offering and redemption price per share	$13.33	$31.04

(a) Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

(b) Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.

(c) The sales charge is 4.25% for the Fixed Income Fund and 5.75% for the Total Return Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
FOR THE YEAR ENDED
SEPTEMBER 30, 2021

STATEMENTS OF OPERATIONS

	First Foundation Fixed Income Fund(1)	First Foundation Total Return Fund(2)
Investment Income:
Income:
Dividends	$1,815,406	$2,899,753
Interest	5,515,686	133,298
Less: Foreign taxes withheld	(5,981)	(477,663)

Total income	7,325,111	2,555,388

Expenses:
Investment advisory fees	594,452	388,129
Administration fees	204,154	76,052
Distribution and shareholder service fees:
Class A Shares	198,177	99,039
Class Y Shares(3)	2,294	2,664
Transfer agent fees	202,289	90,760
Legal fees	79,614	34,656
Reorganization fees (Note 2)	148,275	118,071
Registration fees	88,743	83,727
Audit fees	48,567	4,998
Trustees fees	9,981	–
Reports to shareholders	59,954	20,536
Chief compliance officer fees	5,400	2,849
Custodian/wire agent fees	4,454	1,105
Other	99,150	32,935

Total operating expenses before waiver and reimbursement	1,745,504	955,521
Less: Expenses waived or borne by the adviser and administrator	(227,635)	(122,219)

Net operating expenses	1,517,869	833,302

Net investment income	5,807,242	1,722,086

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
FOR THE YEAR ENDED
SEPTEMBER 30, 2021

	First Foundation Fixed Income Fund(1)	First Foundation Total Return Fund(2)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments in securities	$1,096,938	$10,877,049
Foreign currency related transactions	–	(6,947)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in securities	2,577,438	8,720,840
Foreign currency related translations	–	(1,840)

Net realized and unrealized gain on investments	3,674,376	19,589,102

Total increase in net assets resulting from operations	$9,481,618	$21,311,188

(1) On January 11, 2021, the Highland Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the First Foundation Fixed Income Fund (the “Fixed Income Fund”). Class A and Class Y shares of the Fixed Income Predecessor Fund were exchanged on a tax-free basis for Class A and Class Y shares of the Fixed Income Fund. Information presented prior to January 11, 2021 is that of the Fixed Income Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2) On January 11, 2021, the Highland Total Return Fund (the “Total Return Predecessor Fund”) was reorganized into the First Foundation Total Return Fund (the “Total Return Fund”). Class A and Class Y shares of the Total Return Predecessor Fund were exchanged on a tax-free basis for Class A and Class Y shares of the Total Return Fund. Information presented prior to January 11, 2021 is that of the Total Return Predecessor Fund. See Note 1 in Notes to Financial Statements.

(3) On November 16, 2020, Class C Shares of the Predecessor Fund were converted to Class Y Shares of the Predecessor Fund, and the Class C Shares were terminated. See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021(1)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,807,242	$5,611,434
Net realized gain on investments and foreign currency related transactions	1,096,938	2,510,989
Net increase in unrealized appreciation on investments and foreign currency related translations	2,577,438	123,020

Net increase resulting from operations	9,481,618	8,245,443

Distributions:
Class A Shares	(3,155,161)	(2,119,978)
Class C Shares(2)	—	(37,635)
Class Y Shares	(4,991,270)	(3,004,570)
Return of capital:
Class A Shares	(110,119)	—
Class Y Shares	(167,310)	—

Net decrease resulting from distributions	(8,423,860)	(5,162,183)

Net increase in net assets from operations and distributions	1,057,758	3,083,260

Capital Share transactions:(3)
Class A Shares
Issued	812,193	2,153,844
Reinvestment of Distributions	2,944,606	1,893,478
Redeemed	(11,353,144)	(12,162,320)

Net decrease from Class A share transactions	(7,596,345)	(8,114,998)

Class C Shares(2)
Issued	30	17,077
Reinvestment of Distributions	3,364	35,497
Redeemed	(1,772,881)	(820,446)

Net decrease from Class C share transactions	(1,769,487)	(767,872)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND

	Year Ended September 30, 2021(1)	Year Ended September 30, 2020
Class Y Shares
Issued	$25,810,990	$22,151,265
Reinvestment of Distributions	5,062,941	2,957,857
Redeemed	(22,102,037)	(18,907,892)

Net increase from Class Y share transactions	8,771,894	6,201,230

Total increase in net assets	463,820	401,620

Net Assets
Beginning of year	198,907,738	198,506,118

End of year	$199,371,558	$198,907,738

(1) On January 11, 2021, the Highland Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the First Foundation Fixed Income Fund (the “Fixed Income Fund”). Class A and Class Y shares of the Fixed Income Predecessor Fund were exchanged on a tax-free basis for Class A and Class Y shares of the Fixed Income Fund. Information presented prior to January 11, 2021 is that of the Fixed Income Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2) On November 16, 2020, Class C Shares of the Fixed Income Predecessor Fund were converted to Class Y Shares of the Fixed Income Predecessor Fund, and the Class C Shares were terminated. See Note 1 in Notes to Financial Statements.

(3) For share transactions, see Note 6 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021(1)	Year Ended September 30, 2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,722,086	$643,952
Net realized gain on investments and foreign currency related transactions	10,870,102	449,073
Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency related translations	8,719,000	(1,817,998)

Net increase (decrease) resulting from operations	21,311,188	(724,973)

Distributions:
Class A Shares	(324,066)	(242,359)
Class Y Shares	(352,574)	(357,795)

Net decrease resulting from distributions	(676,640)	(600,154)

Net increase (decrease) in net assets from operations and distributions	20,634,548	(1,325,127)

Capital Share transactions:(3)
Class A Shares
Issued	659,915	613,444
Reinvestment of Distributions	306,898	231,255
Redeemed	(6,632,116)	(5,636,440)

Net decrease from Class A share transactions	(5,665,303)	(4,791,741)

Class C Shares(2)
Issued	441	81,681
Redeemed	(2,179,380)	(698,179)

Net decrease from Class C share transactions	(2,178,939)	(616,498)

Class Y Shares
Issued	15,277,244	10,290,823
Reinvestment of Distributions	344,048	341,128
Redeemed	(7,806,485)	(14,842,352)

Net increase (decrease) from Class Y share transactions	7,814,807	(4,210,401)

Total increase (decrease) in net assets	20,605,113	(10,943,767)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND

	Year Ended September 30, 2021(1)	Year Ended September 30, 2020
Net Assets
Beginning of year	$67,356,103	$78,299,870

End of year	$87,961,216	$67,356,103

(1) On January 11, 2021, the Highland Total Return Fund (the “Total Return Predecessor Fund”) was reorganized into the First Foundation Total Return Fund (the “Total Return Fund”). Class A and Class Y shares of the Total Return Predecessor Fund were exchanged on a tax-free basis for Class A and Class Y shares of the Total Return Fund. Information presented prior to January 11, 2021 is that of the Total Return Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2) On November 16, 2020, Class C Shares of the Total Return Predecessor Fund were converted to Class Y Shares of the Total Return Predecessor Fund, and the Class C Shares were terminated. See Note 1 in Notes to Financial Statements.

(3) For share transactions, see Note 6 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

Class A Shares	Year Ended 2021(1)	Year Ended 2020	Year Ended 2019	Year Ended 2018	Year Ended 2017
Net Asset Value, Beginning of Year	$13.27	$13.05	$12.69	$12.98	$13.06

Income from Investment Operations:
Net investment income(a)	0.37	0.36	0.35	0.33	0.32
Net realized and unrealized gain (loss)	0.25	0.19	0.37	(0.28)	(0.06)

Total from Investment Operations	0.62	0.55	0.72	0.05	0.26

Distributions and Distributions:
Net investment income	(0.42)	(0.33)	(0.36)	(0.32)	(0.32)
Net realized gains	(0.11)	—	—	—	—
Return of capital	(0.02)	—	—(b)	(0.02)	(0.02)

Total dividends and distributions	(0.55)	(0.33)	(0.36)	(0.34)	(0.34)

Net Asset Value, End of Year(c)	$13.34	$13.27	$13.05	$12.69	$12.98

Total Return(c)(d)	4.71%	4.27%	5.76%	0.43%	2.06%

Ratios to Average Net Assets:(e)
Net Assets, End of Year (000’s)	$75,144	$82,276	$89,042	$96,380	$104,803
Ratio of Expenses to Average Net Assets	0.91%	0.90%	0.90%	0.89%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.02%	1.07%	0.95%	0.92%	0.93%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.74%	2.72%	2.55%	2.48%
Portfolio turnover rate	34%	75%	53%	45%	20%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(1)

On January 11, 2021, the Highland Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the First Foundation Fixed Income Fund (the “Fixed Income Fund”). Class A shares of the Fixed Income Predecessor Fund were exchanged on a tax-free basis for Class A shares of the Fixed Income Fund. Information presented prior to January 11, 2021 is that of the Fixed Income Predecessor Fund. See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

Class Y Shares	Year Ended 2021(1)(2)	Year Ended 2020	Year Ended 2019	Year Ended 2018	Year Ended 2017
Net Asset Value, Beginning of Year	$13.26	$13.04	$12.68	$12.97	$13.05

Income from Investment Operations:
Net investment income(a)	0.40	0.39	0.38	0.35	0.35
Net realized and unrealized gain (loss)	0.25	0.19	0.37	(0.26)	(0.05)

Total from Investment Operations	0.65	0.58	0.75	0.09	0.30

Distributions and Distributions:
Net investment income	(0.45)	(0.36)	(0.39)	(0.36)	(0.35)
Net realized gains	(0.11)	—	—	—	—
Return of capital	(0.02)	—	—(b)	(0.02)	(0.03)

Total dividends and distributions	(0.58)	(0.36)	(0.39)	(0.38)	(0.38)

Net Asset Value, End of Year(c)	$13.33	$13.26	$13.04	$12.68	$12.97

Total Return(c)(d)	4.97%	4.54%	6.02%	0.68%	2.31%

Ratios to Average Net Assets:(e)
Net Assets, End of Year (000’s)	$124,228	$114,884	$106,978	$96,936	$32,679
Ratio of Expenses to Average Net Assets	0.66%	0.65%	0.65%	0.66%	0.65%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.77%	0.82%	0.71%	0.67%	0.68%
Ratio of Net Investment Income to Average Net Assets	3.03%	3.01%	2.97%	2.76%	2.71%
Portfolio turnover rate	34%	75%	53%	45%	20%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(1)

On January 11, 2021, the Highland Fixed Income Fund (the “Fixed Income Predecessor Fund”) was reorganized into the First Foundation Fixed Income Fund (the “Fixed Income Fund”). Class Y shares of the Fixed Income Predecessor Fund were exchanged on a tax-free basis for Class Y shares of the Fixed Income Fund. Information presented prior to January 11, 2021 is that of the Fixed Income Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2)

On November 16, 2020, Class C Shares of the Fixed Income Predecessor Fund were converted to Class Y Shares of the Fixed Income Predecessor Fund, and the Class C Shares were terminated. See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

Class A Shares	Year Ended 2021(1)	Year Ended 2020	Year Ended 2019	Year Ended 2018	Year Ended 2017
Net Asset Value, Beginning of Year	$22.94	$22.99	$23.03	$24.04	$21.88

Income from Investment Operations:
Net investment income(a)	0.55	0.18	0.19	0.95	0.16
Net realized and unrealized gain (loss)	7.23	(0.08)	(0.09)	(0.68)	2.41

Total from Investment Operations	7.78	0.10	0.10	0.27	2.57

Distributions and Distributions:
Net investment income	(0.22)	(0.15)	(0.02)	(0.40)	(0.25)
Net realized gains	—	—	(0.12)	(0.50)	(0.16)
Return of capital	—	—	—	(0.38)	—

Total dividends and distributions	(0.22)	(0.15)	(0.14)	(1.28)	(0.41)

Net Asset Value, End of Year(b)	$30.50	$22.94	$22.99	$23.03	$24.04

Total Return(b)(c)	34.09%	0.39%	0.53%	1.17%	11.89%

Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$40,395	$35,088	$40,099	$46,188	$56,167
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.17%	1.09%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.35%	1.56%	1.23%	1.17%	1.15%
Ratio of Net Investment Income to Average Net Assets	1.98%	0.80%	0.86%	4.13%	0.65%
Portfolio turnover rate	85%	73%	62%	105%	99%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses; total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(1)

On January 11, 2021, the Highland Total Return Fund (the “Total Return Predecessor Fund”) was reorganized into the First Foundation Total Return Fund (the “Total Return Fund”). Class A shares of the Total Return Predecessor Fund were exchanged on a tax-free basis for Class A shares of the Total Return Fund. Information presented prior to January 11, 2021 is that of the Total Return Predecessor Fund. See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FIRST FOUNDATION
TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year

Class Y Shares	Year Ended 2021(1)(2)	Year Ended 2020	Year Ended 2019	Year Ended 2018	Year Ended 2017
Net Asset Value, Beginning of Year	$23.34	$23.38	$23.43	$24.44	$22.24

Income from Investment Operations:
Net investment income(a)	0.71	0.23	0.25	1.00	0.22
Net realized and unrealized gain (loss)	7.27	(0.06)	(0.10)	(0.67)	2.45

Total from Investment Operations	7.98	0.17	0.15	0.33	2.67

Distributions and Distributions:
Net investment income	(0.28)	(0.21)	(0.08)	(0.43)	(0.31)
Net realized gains	—	—	(0.12)	(0.50)	(0.16)
Return of capital	—	—	—	(0.41)	—

Total dividends and distributions	(0.28)	(0.21)	(0.20)	(1.34)	(0.47)

Net Asset Value, End of Year(b)	$31.04	$23.34	$23.38	$23.43	$24.44

Total Return(b)(c)	34.42%	0.68%	0.74%	1.41%	12.15%

Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$47,566	$30,271	$35,575	$40,931	$50,209
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.92%	0.84%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.10%	1.31%	0.98%	0.92%	0.90%
Ratio of Net Investment Income to Average Net Assets	2.48%	1.01%	1.11%	4.30%	0.98%
Portfolio turnover rate	85%	73%	62%	105%	99%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses; total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(1)

On January 11, 2021, the Highland Total Return Fund (the “Total Return Predecessor Fund”) was reorganized into the First Foundation Total Return Fund (the “Total Return Fund”). Class Y shares of the Total Return Predecessor Fund were exchanged on a tax-free basis for Class Y shares of the Total Return Fund. Information presented prior to January 11, 2021 is that of the Total Return Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2)

On November 16, 2020, Class C Shares of the Total Return Predecessor Fund were converted to Class Y Shares of the Total Return Predecessor Fund, and the Class C Shares were terminated. See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the First Foundation Fixed Income Fund and the First Foundation Total Return Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the First Foundation Fixed Income Fund is to seek maximum income consistent with prudent investment management and the preservation of capital. The investment objective of the First Foundation Total Return Fund is to seek maximum total return (total return includes both income and capital appreciation). The Funds are each classified as a diversified investment company. Brookmont Capital Management, LLC serves as the Funds’ investment adviser (the “Adviser”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The First Foundation Fixed Income Fund (the “Fixed Income Fund”) is the successor to the Highland Fixed Income Fund (the “Fixed Income Predecessor Fund”) and the First Foundation Total Return Fund (the “Total Return Fund”) is the successor to the Highland Total Return Fund (the “Total Return Predecessor Fund” and, together with the Fixed Income Predecessor Fund, the “Predecessor Funds”). The Predecessor Funds were managed by Highland Capital Management Fund Advisors, L.P., the Predecessor Funds’ investment adviser (the “Predecessor Adviser”), prior to their reorganizations into the Funds. The Predecessor Fixed Income Fund and the Predecessor Total Return Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fixed Income Fund and the Total Return Fund, respectively.    Each Fund acquired the assets and assumed all of the liabilities of its Predecessor Fund (the “Reorganization”) on January 11, 2021 in a tax-free transaction. The Funds had no operations prior to the Reorganization. The financial statements and financial highlights reflect the financial information of the Predecessor Funds for periods prior to January 11, 2021. The Funds currently offer Class A and Class Y Shares. On November 16, 2020, Class C Shares of each Predecessor Fund were converted to Class Y Shares of the applicable Predecessor Fund, and the Class C Shares were terminated.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

NOTES TO FINANCIAL STATEMENTS - continued

investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

NOTES TO FINANCIAL STATEMENTS - continued

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

NOTES TO FINANCIAL STATEMENTS - continued

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method.

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Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. For the year ended September 30, 2021, the Funds did not hold any future contracts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The First Foundation Fixed Income Fund distributes its net investment income, if any, at least monthly. The First Foundation Total Return Fund distributes its net investment income, if any, at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

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Reorganization fees — During the year ended September 30, 2021, the Fixed Income Fund and Total Return Fund incurred Reorganization fees in the amount of $148,275 and $118,071, respectively, which are being amortized to expense over a twelve month period. These Reorganization fees are direct costs related to the reorganization discussed in Note 1, and include costs of printing the proxy statement/prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs. The Reorganization fees were split equally between the Funds and prorated between each Fund’s respective share classes. As of September 30, 2021, the Fixed Income Fund and Total Return Fund had $57,529 and $57,529, respectively, remaining to be amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options Written/Purchased — The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.

The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security

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decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

For the year ended September 30, 2021, the Funds did not hold any option contracts.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swap contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

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Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. At September 30, 2021, the Funds did not hold swap contracts.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2021, the First Foundation Fixed Income Fund and First Foundation Total Return Fund paid $204,154 and $76,052 respectively for these services.

Effective January 11, 2021, the Funds have adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for Class A shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Under the Plan, the Distributor

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or financial intermediaries may receive up to 0.25% of the average daily net assets of the Class A shares. Prior to January 11, 2021, the Predecessor Funds adopted a distribution plan (the “Predecessor Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Predecessor Plan required the payment of a monthly service fee to NexPoint Securities, Inc. (“NexPoint”) at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Predecessor Funds. The Predecessor Plan also required the payment of a monthly distribution fee to NexPoint at an annual rate of 0.75% of the average daily net assets attributable to Class C shares.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

For its services to each Fund under the Advisory Agreement, the Adviser is entitled to a management fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
First Foundation Fixed Income Fund	0.30%

First Foundation Total Return Fund	0.50%

For each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, non-routine expenses and any class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) (collectively, “excluded expenses”)) from exceeding 0.74% of the average daily net assets of each of the Fixed Income Fund’s share classes and 1.13% of the average daily net assets of each of the Total Return Fund’s share classes until January 31, 2022. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2022. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a

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portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/ or expense reimbursement and (ii) at the time of the recoupment.

For the year ended September 30, 2021, there were no previously waived fees reimbursed to the Funds by the Adviser.

Prior to January 11, 2021, the Predecessor Adviser had contractually agreed to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses and any class-specific expenses to 0.65% and 0.95% of the average daily net assets of the Fixed Income Predecessor Fund and Total Return Predecessor Fund, respectively, until January 31, 2021. For the period October 1, 2020 through January 31, 2021, the Predecessor Adviser waived fees of $227,635 and $122,219 for the Fixed Income Predecessor Fund and Total Return Predecessor Fund, respectively, which are not subject to recapture.

First Foundation Advisors (“FFA” or the “Sub-Adviser”) serves as the investment sub-adviser to the Funds. FFA makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund’s investment program. For its services to the Funds, FFA is entitled to receive from the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Sub-Advisory Fee
First Foundation Fixed Income Fund	0.15%

First Foundation Total Return Fund	0.25%

6. Share Transactions

	First Foundation Fixed Income Fund(1)		First Foundation Total Return Fund(2)
	10/1/2020 to 9/30/2021	10/1/2019 to 9/30/2020	10/1/2020 to 9/30/2021	10/1/2019 to 9/30/2020
Class A:
Shares Issued	60,894	165,782	24,000	27,006
Shares Issued in Lieu of Dividends and Distributions	220,182	145,110	12,030	9,673
Shares Redeemed	(849,787)	(934,341)	(241,093)	(251,847)
Total Decrease in Net Assets Derived from Class A Transactions	(568,711)	(623,449)	(205,063)	(215,168)

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	First Foundation Fixed Income Fund(1)		First Foundation Total Return Fund(2)
	10/1/2020 to 9/30/2021	10/1/2019 to 9/30/2020	10/1/2020 to 9/30/2021	10/1/2019 to 9/30/2020
Class C: (3)
Shares Issued	2	1,348	21	3,942
Shares Issued in Lieu of Dividends and Distributions	255	2,720	–	–
Shares Redeemed	(131,810)	(62,810)	(98,608)	(34,517)
Total Decrease in Net Assets Derived from Class C Transactions	(131,553)	(58,742)	(98,587)	(30,575)
Class Y:
Shares Issued	1,932,831	1,691,291	518,827	437,289
Shares Issued in Lieu of Dividends and Distributions	378,890	226,821	13,273	13,779
Shares Redeemed	(1,658,655)	(1,458,298)	(296,548)	(675,707)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	653,066	459,814	235,552	(224,639)

(1)

On January 11, 2021, the Fixed Income Predecessor Fund was reorganized into the First Foundation Fixed Income Fund (the “Fixed Income Fund”). Class A and Class Y shares of the Fixed Income Predecessor Fund were exchanged on a tax-free basis for Class A and Class Y shares of the Fixed Income Fund. Information presented prior to January 11, 2021 is that of the Fixed Income Predecessor Fund.

(2)

On January 11, 2021, the Total Return Predecessor Fund was reorganized into the First Foundation Total Return Fund (the “Total Return Fund”). Class A shares of the Total Return Predecessor Fund were exchanged on a tax-free basis for Class A shares of the Total Return Fund. Information presented prior to January 11, 2021 is that of the Total Return Predecessor Fund.

(3)	On November 16, 2020, Class C Shares of each Predecessor Fund were converted to Class Y Shares of the applicable Predecessor Fund, and the Class C Shares were terminated.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended September 30, 2021, were as follows:

	U.S. Gov’t	Other	Total
First Foundation Fixed Income Fund
Purchases	$5,999,717	$58,110,162	$64,109,879
Sales	20,927,904	50,400,188	71,328,092
First Foundation Total Return Fund
Purchases	—	60,551,405	60,551,405
Sales	282,839	64,077,875	64,360,714

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8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of September 30, 2021 are primarily attributable to foreign currency gain (loss), partnerships, paydown gain (loss), reclassification of distributions and REITs and have been reclassified to/(from) the following accounts for the year ended September 30, 2021.

	Distributable Earnings (Loss)	Paid-in- Capital
First Foundation Total Return Fund	$2,380	$(2,380)

At September 30, 2021, the components of Distributable Earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
First Foundation Fixed Income Fund	$—	$—	$6,574,573	$(21,870)	$6,552,703
First Foundation Total Return Fund	6,963,364	5,240,370	11,770,824	—	23,974,558

The other temporary differences are comprised of dividends payable and losses deferred to off-setting positions.

The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 is as follows:

	Ordinary Income	Long-term Capital Gain	Return of Capital	Total
First Foundation Fixed Income Fund
2021	$8,125,328	$21,103	$277,429	$8,423,860
2020	5,162,183	—	—	5,162,183
First Foundation Total Return Fund
2021	676,640	—	—	676,640
2020	600,154	—	—	600,154

During the fiscal year ended September 30, 2021, the following Fund utilized capital loss carryforwards to offset capital gains:

Short-Term Loss	Long-Term Loss	Total
First Foundation Total Return Fund
$250,928	$—	$250,928

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For Federal income tax purposes the difference between federal tax cost and book cost primarily relates to wash sales and investments in partnerships.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2021 were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
First Foundation Fixed Income Fund	$180,983,073	$7,937,862	$(1,363,289)	$6,574,573
First Foundation Total Return Fund	66,992,343	13,634,614	(1,863,790)	11,770,824

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below. The following risks pertain to the Funds, unless otherwise noted.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Asset Allocation Risk (First Foundation Total Return Fund) — The Fund is subject to asset allocation risk, which is the risk that the Sub-Adviser’s allocation of the Fund’s assets among strategies will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which the Fund invests, as a result of their markets being less developed.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Large Shareholder Risk (First Foundation Total Return Fund) — The risk that a significant percentage of the Fund’s shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Adviser, the Sub-Adviser or an affiliate of the Adviser or Sub-Adviser, may have investment discretion. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant, could cause the Fund to sell securities at inopportune times in order to meet redemption requests, and could cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Real Estate Sector Risk (First Foundation Total Return Fund) — Securities of companies principally engaged In the real estate sector may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include (i) changes in general economic and market conditions; (Ii) changes In the value of real estate properties: (iii) risks related to local economic conditions, overbuilding and increased competition: (iv) increases in property taxes and operating expenses; (v) changes in zoning laws: (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants: (viii) the availability of financing; and (ix) changes In Interest rates and quality of credit extended.

Value Style Risk (First Foundation Total Return Fund) — If the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or

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produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time,

Communications Sector Risk (First Foundation Total Return Fund) — Communications Sector Risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the Communications Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Communications Sector (“Communications Companies·), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communications Sector, The prices of the securities of Communications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged In strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Communications Companies in their primary markets.

Counterparty Risk — There is a risk that the Fund may incur a loss arising from the failure of another party to a contract (the counterparty) to meet its obligations. Substantial losses can be incurred if a counterparty fails to deliver on its contractual obligations.

Credit Risk — The risk that the issuer of a security or, the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including

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governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Derivatives Risk — The Fund’s use of futures contracts, options, and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk and market risk are described elsewhere in this section. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, periodic U.S. Government restrictions on Investments in Issuers from certain non-U.S. countries may require the Fund to sell such investments at inopportune times which could result in losses to the Fund.

Investments In Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the Investment Company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share

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price being more volatile than that of the underlying portfolio securities. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Growth Style Risk (First Foundation Total Return Fund) — If a growth company does not meet the Sub-Adviser’s expectations that its earnings will increase at a certain rate, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other funds that use differing investing styles.

Hedging Risk (First Foundation Total Return Fund) — Hedging risk is the risk that instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds”, but there is no guarantee that an investment in these securities will result in a high rate of return.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Large Capitalization Company Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such

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NOTES TO FINANCIAL STATEMENTS - continued

as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small-and-Mid-Capitalization Company Risk — The small and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk because these companies tend to have limited product lines markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk (First Foundation Total Return Fund) — Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid-and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing’s and loan modifications at lower Interest rates. In contrast, if prevailing interest rates rise prepayments of mortgage loans would

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NOTES TO FINANCIAL STATEMENTS - continued

generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Cyber Security Risk — The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach In cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder Information or confidential company Information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.

Prepayment Risk — The risk that, in a declining interest environment fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates,

Portfolio Turnover Risk (First Foundation Total Return Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

REITs Risk (First Foundation Total Return Fund) — REITs are pooled investment vehicles that own, and usually operate income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed elsewhere in this section. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Restricted Securities Risk (First Foundation Total Return Fund) — Investments in restricted securities may be illiquid. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, restricted securities may not be subject to the disclosure and other investor protection requirements that might be applicable to unrestricted securities. In order to sell restricted securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities.

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NOTES TO FINANCIAL STATEMENTS - continued

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On March 5, 2021, the administrator of LIBOR clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Asset-Backed Securities Risk (First Foundation Fixed Income Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Financials Sector Risk (First Foundation Fixed Income Fund) — The Fund is subject to the risk that the securities of issuers in the Financials Sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Preferred Stock Risk (First Foundation Fixed Income Fund) — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks

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SEPTEMBER 30, 2021

NOTES TO FINANCIAL STATEMENTS - continued

generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than the company’s bonds and other debt instruments. Preferred stock may also be subject to prepayment risk, which is discussed below.

Municipal Securities Risk (First Foundation Fixed Income Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

10. Other:

At September 30, 2021, the percentage of total shares outstanding held by shareholders owning 10% or greater for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
First Foundation Fixed Income Fund, Class A	1	16%
First Foundation Fixed Income Fund, Class Y	1	86%
First Foundation Total Return Fund, Class Y	2	83%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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NOTES TO FINANCIAL STATEMENTS - continued

11. Change In Independent Registered Public Accounting Firm:

The Funds have selected Deloitte & Touche LLP (“Deloitte”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended September 30, 2021. The decision to select Deloitte was recommended by the Funds’ Audit Committee and was approved by the Funds’ Board of Trustees on June 23, 2021.

The First Foundation Fixed Income Fund is the successor to the Highland Fixed Income Fund (the “Fixed Income Predecessor Fund”) and the First Foundation Total Return Fund is the successor to the Highland Total Return Fund (the “Total Return Predecessor Fund” and, together with the Fixed Income Predecessor Fund, the “Predecessor Funds”).

During the fiscal year ended September 30, 2020 neither the Predecessor Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of Deloitte does not reflect any disagreements with or dissatisfaction by the Predecessor Funds with the performance of the Predecessor Funds’ prior independent registered public accounting firm, Cohen & Company Ltd. (“Cohen”), for the fiscal year ended September 30, 2020.

During the year ended September 30, 2020 and the subsequent interim period through June 23, 2021, neither the Management of the Predecessor Funds, nor anyone on its behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Predecessor Funds and no written report or oral advice was provided to the Predecessor Funds by Deloitte or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

12. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is

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NOTES TO FINANCIAL STATEMENTS - concluded

expected to be consummated by the end of calendar year 2021 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2021.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of First Foundation Fixed Income Fund and First Foundation Total Return Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of First Foundation Fixed Income Fund (formerly Highland Fixed Income Fund) and First Foundation Total Return Fund (formerly Highland Total Return Fund), (collectively the “Funds”), two of the portfolios constituting The Advisors’ Inner Circle Fund III, including the schedules of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material aspects, the financial position of each of the Funds constituting the Advisors’ Inner Circle Fund III as of September 30, 2021, and the results of their operations, changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets and the financial highlights of the Funds, for the year ended September 30, 2020, were audited by other auditors whose report, dated November 30, 2020, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights of the Funds, for the years ended September 30, 2019, 2018, and 2017, respectively, were audited by other auditors whose report, dated November 27, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2021

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2017.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2021 to September 30, 2021.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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SEPTEMBER 30, 2021

DISCLOSURE OF FUND EXPENSES – (Unaudited) concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
First Foundation Fixed Income Fund

Actual Fund Return
Class A	$1,000.00	$1,030.40	0.90%	$4.58
Class Y	1,000.00	1,031.70	0.65	3.31
Hypothetical
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class Y	1,000.00	1,021.81	0.65	3.29
First Foundation Total Return Fund

Actual Fund Return
Class A	$1,000.00	$1,081.90	1.09%	$5.69
Class Y	1,000.00	1,083.40	0.84	4.39
Hypothetical
Class A	$1,000.00	$1,019.60	1.09%	$5.52
Class Y	1,000.00	1,020.86	0.84	4.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES [3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
1.

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2.	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3.	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

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SEPTEMBER 30, 2021

may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-838-0191. The following chart lists Trustees and Officers as of July 31, 2021.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd.,Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust. Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4.

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[2]
NICHELLE MAYNARD-ELLIOT (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1.

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2.	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.
3.

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited. Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

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SEPTEMBER 30, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

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Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.
None.

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SEPTEMBER 30, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

Other Directorships Held in the Past Five Years

None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	BROOKMONT FUNDS
SEPTEMBER 30, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2021 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2021, the Fund is designating the following items with regard to distributions paid during the period.

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)

First Foundation Fixed Income Fund
3.41%	0.26%	96.33%	100.00%	9.34%	10.24%	1.20%	67.53%	100.00%
First Foundation Total Return Fund
0.00%	0.00%	100.00%	100.00%	60.16%	72.67%	0.00%	18.09%	0.00%

 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

 (2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

 (3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

 (4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

 (5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

 The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Brookmont Funds

PO Box 219009

Kansas City, MO 64121

800-838-0191

Investment Adviser:

Brookmont Capital Management, LLC

2000 McKinney Avenue, Suite 1230,

Dallas, TX 75201

Sub-Adviser:

First Foundation Advisors

18101 Von Karman Avenue, Suite 700,

Irvine, CA 92612

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described. Investors should read it carefully before investing or sending money.

BRK-AR-001-000

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021				2020
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$730,515	$0	$11,990		$581,815	$0	$607,218
(b)	Audit-Related Fees	$4,000	$0	$0		$4,000	$0	$0
(c)	Tax Fees	$0	$0	$90,000	(2)	$0	$0	$335,050
(d)	All Other Fees	$0	$0	$1,473		$0	$0	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021				2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$48,940	None	None		None	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	$2,660	(3)	None	None	None
(d)	All Other Fees	None	None	None		None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Tax Fees for UK Reporting Fund Status.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $91,473 and $350,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie

Michael Beattie, President
Date: December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie

Michael Beattie, President
Date: December 9, 2021

By (Signature and Title)	/s/ Andrew Metzger

Andrew Metzger,
Treasurer, Controller, and CFO
Date: December 9, 2021